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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 14, 2003
                Date of Report (date of earliest event reported)


                            CYPRESS BIOSCIENCE, INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                        0-12943                 22-2389839
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 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)



                         4350 Executive Drive, Suite 325
                           San Diego, California 92121
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (858) 452-2323



                                       N/A
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          (Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition.

     On August 14, 2003, we disclosed unaudited financial information for the quarter ended June 30, 2003. The text of this press release is set forth as
Exhibit 99.1



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYPRESS BIOSCIENCE, INC.


                                   By:    /s/ Jay D. Kranzler
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                                       Jay D. Kranzler
                                       Chief Executive Officer and President


Date:    August 14, 2003

                                INDEX TO EXHIBITS


99.1      Press Release dated August 14, 2003.